SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-8788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
8.01 Other Events.
Section 9 — Financial Statements and Exhibits
9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release Dated November 10, 2004

Section 8 — Other Events

8.01 Other Events.

On November 10, 2004, Sierra Pacific Power Company (SPPC), a wholly-owned subsidiary of Sierra Pacific Resources announced that the Public Utilities Commission of Nevada approved a number of programs and strategies outlined in SPPC’s 20-year Electric Resource Plan. SPPC updates and files a 20-year Electric Resource Power Plan every three years. This year’s proposal included a mix of new electric generation owned by the company, new renewable energy purchased power agreements, energy efficiency and conservation programs, all designed to supply Nevada customers with electricity over the next three years and into the future. A copy of the press release is attached as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

     None.

(b) Pro forma financial information.

     None.

(c) Exhibits.

     99.1 Press Release dated November 10, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: November 12, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Sierra Pacific Power Company (Registrant)
Date: November 12, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller